POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, SPARROW FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

          WHEREAS, the undersigned is the President, Treasurer, Chief Financial Officer and a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of September, 1998.

                                                   /S/
                                                   GERALD R. SPARROW
                                                   President, Treasurer,  Chief
                                                   Financial Officer and Trustee


STATE OF  Missouri                  )

                                    )        ss:
COUNTY OF  St. Louis                )

         Before me, a Notary Public, in and for said county and state, personally appeared GERALD R. SPARROW, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 16th day of September, 1998.


                                                Patti Conger
                                                Notary Public

                                                My commission expires: 1/22/2001

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, SPARROW FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is the Secretary and a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of September, 1998.


                                                     /S/
                                                     ALEX RAMOS
                                                     Secretary and Trustee


STATE OF  Missouri             )

                               )        ss:
COUNTY OF   St. Louis          )

         Before me, a Notary Public, in and for said county and state, personally appeared ALEX RAMOS, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 16th day of September, 1998.


                                              Patti Conger
                                              Notary Public

                                              My commission expires:   1/22/2001

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, SPARROW FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of September, 1998.


                                                   /S/

                                                   HERSCHEL W. TOWNSEND, Trustee



STATE OF   Missouri             )
                                )        ss:
COUNTY OF  St. Louis            )

         Before me, a Notary Public, in and for said county and state, personally appeared HERSCHEL W. TOWNSEND, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 16th day of September, 1998.


                                               Patti Conger
                                               Notary Public

                                               My commission expires: 1/22/2001

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, SPARROW FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of September, 1998.


                                                     /S/
                                                     DONALD D. WOODRUFF, Trustee


STATE OF   Missouri                 )
                                    )        ss:
COUNTY OF  St. Louis                )

         Before me, a Notary Public, in and for said county and state, personally appeared DONALD D. WOODRUFF, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 16th day of September, 1998.


                                                Patti Conger
                                                Notary Public

                                                My commission expires: 1/22/2001

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, SPARROW FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16 day of September, 1998.


                                                  /S/
                                                  DAWN M. JONES, Trustee


STATE OF    Missouri            )
                                )        ss:
COUNTY OF   St. Louis           )

         Before me, a Notary Public, in and for said county and state, personally appeared DAWN M. JONES, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 16th day of September, 1998.



                                               Patti Conger
                                               Notary Public

                                               My commission expires:  1/22/2001

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, SPARROW FUNDS, a business trust organized under the laws of the State of

Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 16th day of September, 1998.


ATTEST:                                            SPARROW FUNDS


/S/                                       By:   /S/
Alex Ramos, Secretary                           Gerald R. Sparrow, President



STATE OF  Missouri           )
                             )        ss:
COUNTY OF   St. Louis        )

         Before me, a Notary Public, in and for said county and state, personally appeared Gerald R. Sparrow, President and Alex Ramos, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 16th day of September, 1998.


                                                Patti Conger
                                                Notary Public

                                                My commission expires: 1/22/2001

                                   CERTIFICATE



         The undersigned, Secretary of Sparrow Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held on Sept 16 1998, and is in full force and effect:

               "WHEREAS, Sparrow Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

               NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."




Dated: Sept 16, 1998                          /S/
                                                     Alex Ramos, Secretary
                                                     Sparrow Funds